Exhibit 10.6

Execution Version

AMENDMENT NO. 1 – CREDIT AGREEMENT (AESC)

AMENDMENT NO. 1, dated as of September [    ], 2007 (this “Amendment”), in respect of the Credit Agreement (the “Credit Agreement”), dated as of May 2, 2006, among Allegheny Energy Supply Company, LLC (the “Borrower”), the Initial Lenders, the Swing Line Bank and the Initial Issuing Bank named therein, and Citicorp USA, Inc., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.

PRELIMINARY STATEMENT

The Borrower has requested that the Revolving Facility be increased in the amount of $200 million and the Borrower be permitted to make cash dividends from time to time to the Parent, including with the proceeds of the Revolving Facility.

SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2, the Required Lenders, the Borrower, and all of the Revolving Lenders listed on the signature pages hereof as Increasing Revolving Lenders (each, an “Increasing Revolving Lender”) hereby agree as follows:

(a) Schedule I to the Credit Agreement is amended and replaced in its entirety with Exhibit A attached hereto.

(b) To amend Section 2.15 of the Credit Agreement by inserting the text that appears below as bolded and underlined:

The proceeds of the Advances and issuances of any Letter of Credit shall be available (and the Borrower agrees that it shall use proceeds of Advances made to it and each Letter of Credit issued at its request) solely (a) in the case of the Term Borrowing and, to the extent proceeds of such Revolving Borrowing are not applied in accordance with clause (b) below, each Revolving Borrowing on the Closing Date, to repay in full the Existing Debt, (b) in the case of each subsequent Revolving Borrowing (and each Revolving Borrowing comprising the Initial Borrowing that is not required to pay the Existing Debt) and Letter of Credit, for working capital for the Borrower and its Subsidiaries and to make cash dividends from time to time to the Parent to the extent permitted under Section 5.02(f)(i)(F) and (c) in the case of any additional borrowing made pursuant to Section 2.16, for general corporate purposes.

(c) To amend Section 5.02(f)(i) of the Credit Agreement by inserting the text that appears below as bolded and underlined and deleting the text that appears below as struck through:

the Borrower may (A) declare and pay cash dividends and distributions with respect to the ML Interests to the extent required under the Constituent Documents of the Borrower as in effect on the Closing Date, (B) make payments to the Parent in respect of reimbursement obligations under any drawn letter of credit posted by the Parent on behalf of the Borrower or any of its Subsidiaries to support Obligations of the Borrower or such

Amendment No. 1 AESC Credit Agreement

Subsidiary undertaken in the ordinary course of business and not for speculative purposes, (C) issue and sell shares of its Equity Interests, (D) commencing with the Fiscal Year ending December 31, 2006, declare and pay cash dividends to the Parent in an aggregate amount in any Fiscal Year not to exceed the greater of (1) $25,000,000 or (2) if the Borrower’s Leverage Ratio as of the last day of the Fiscal Year immediately preceding the Fiscal Year in which such dividend is paid was less than (I) 4.50:1.00, 25% of the Borrower’s Consolidated Net Income for the Fiscal Year immediately preceding the Fiscal Year in which such dividend is paid or (II) 3.50:1.00, 50% of the Borrower’s Consolidated Net Income for the Fiscal Year immediately preceding the Fiscal Year in which such dividend is paid, and (E) make any equity Investment in any of its Subsidiaries permitted under Section 5.02(e), and (F) declare and pay cash dividends from time to time to the Parent in an aggregate amount not to exceed $300,000,000 to the extent the Borrower delivers, at the time of each such payment, an Officer’s Certificate to the Administrative Agent certifying that such dividend shall be applied directly or indirectly by the Parent to make Investments in a Subsidiary of the Parent;

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower, the Required Lenders and all of the Increasing Revolving Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (b) to the extent requested, a Revolving Note of the Borrower for the account of each Increasing Revolving Lender that has so requested, in an amount equal to the Revolving Commitment of such Increasing Revolving Lender as set forth on Exhibit A hereto. The effectiveness of this Amendment is further conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) The Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Its execution, delivery and performance of this Amendment, are within its powers, have been duly authorized by all necessary corporate action, and do not and will not (i) contravene its Constituent Documents, (ii) violate any law, rule, regulation (including Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting it or any of its properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of its Assets, except where, in the cases of clauses (i) through (iv), the violation of any such Constituent Documents, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, or creation or imposition of such Lien, could not be reasonably expected to have a Material Adverse Effect.

2	Amendment No. 1 AESC Credit Agreement

(c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery or performance by it of this Amendment.

(d) This Amendment has been duly executed and delivered by it. This Amendment is its legal, valid and binding obligations, enforceable against it in accordance with its terms, except to the extent limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e) No Default has occurred and is continuing.

SECTION 4. Reference to and Effect on the Credit Agreement. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Financing Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of section 8.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

3	Amendment No. 1 AESC Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLEGHENY ENERGY SUPPLY COMPANY, LLC,
as Borrower

By	/s/ Barry E. Pakenham
Name:	Barry E. Pakenham
Title:	Treasurer

Amendment No. 1 AESC Credit Agreement

CITICORP USA, INC.,
as Administrative Agent

By	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

Amendment No. 1 AESC Credit Agreement

CITICORP USA, INC.,
as Increasing Revolving Lender

By	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

Amendment No. 1 AESC Credit Agreement

The Bank of Nova Scotia,
as Increasing Revolving Lender

By	/s/ Thane Rattew
Name:	Thane Rattew
Title:	Managing Director

Amendment No. 1 AESC Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Increasing Revolving Lender

By	/s/ Thomas A. Majeski
Name:	Thomas A. Majeski
Title:	Vice President

Amendment No. 1 AESC Credit Agreement

Wells Fargo Bank, National Association,
as Increasing Revolving Lender

By	/s/ Patrick McCue
Name:	Patrick McCue
Title:	Vice President & Senior Relationship Manager

Amendment No. 1 AESC Credit Agreement

Sovereign Bank,
as Increasing Revolving Lender

By	/s/ Dexter Freeman
Name:	Dexter Freeman
Title:	Senior Vice President

Amendment No. 1 AESC Credit Agreement

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Increasing Revolving Lender

By	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Amendment No. 1 AESC Credit Agreement

JPMorgan Chase Bank, N.A.,
as Increasing Revolving Lender

By	/s/ Michael DeForge
Name:	Michael DeForge
Title:	Executive Director

Amendment No. 1 AESC Credit Agreement

CREDIT SUISSE, Cayman Islands Branch,
as Increasing Revolving Lender

By	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Director

By	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Associate

Amendment No. 1 AESC Credit Agreement

BANK OF AMERICA, N.A.,
as Increasing Revolving Lender

By	/s/ Kevin Bertelsen
Name:	Kevin Bertelsen
Title:	Senior Vice President

Amendment No. 1 AESC Credit Agreement

BNP PARIBAS,
as Increasing Revolving Lender

By	/s/ Denis O’Meara
Name:	Denis O’Meara
Title:	Managing Director

By	/s/ Francis J. Delaney
Name:	Francis J. Delaney
Title:	Managing Director

Amendment No. 1 AESC Credit Agreement

UNION BANK OF CALIFORNIA, N.A.,
as Increasing Revolving Lender

By	/s/ Susan K. Johnson
Name:	Susan K. Johnson
Title:	Vice President

Amendment No. 1 AESC Credit Agreement

MORGAN STANLEY BANK,
as Increasing Revolving Lender

By	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory

Amendment No. 1 AESC Credit Agreement

Bear Stearns Corporate Lending, Inc.,
as Lender

By	/s/ Victor Bulzacchelli
Name:	Victor Bulzacchelli
Title:	Vice President

Amendment No. 1 AESC Credit Agreement

Bayerische Landesbank,
as Lender

By	/s/ Christopher Dowd
Name:	Christopher Dowd
Title:	Vice President

By	/s/ Donna M. Quilty
Name:	Donna M. Quilty
Title:	Vice President

Amendment No. 1 AESC Credit Agreement

BARCLAYS BANK PLC,
as Lender

By	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

Amendment No. 1 AESC Credit Agreement

National City Bank,
as Lender

By	/s/ Susan J. Dimmick
Name:	Susan J. Dimmick
Title:	Senior Vice President

Amendment No. 1 AESC Credit Agreement

Commerzbank, AG New York and Grand Cayman Branches,
as Lender

By	/s/ Andrew R. Campbell
Name:	Andrew R. Campbell
Title:	Senior Vice President

/s/ Janet Berry
Janet Berry
Assistant Treasurer

Amendment No. 1 AESC Credit Agreement

Exhibit A

Schedule I to the Credit Agreement

Amendment No. 1 AESC Credit Agreement

Commitments and Applicable Lending Offices

Lender	Revolving Credit Commitment US$ Dollars	Term Commitment US$ Dollars	Euro Lending Office	U.S. Lending Office
Citicorp USA, Inc.	42,130,299.91	48,569,316.75	Citicorp USA, Inc. c/o Citigroup Global Markets 388 Greenwich Street, 21st Floor New York, NY 10013 ATTN: Oscar Cragwell Telephone: 212-816-8113 Fax: 646-291-1757 E-mail: oscar.cragwell@citi.com	Citicorp USA, Inc. c/o: Citigroup Global Markets 388 Greenwich Street, 21st Floor New York, NY 10013 ATTN: Oscar Cragwell Telephone: 212-816-8113 Fax: 646-291-1757 E-mail: oscar.cragwell@citi.com

Bank of America, N.A.	39,630,299.90	0

Bank of America, N.A.
100 North Tryon Street
Charlotte, NC 28255
ATTN: Kevin R. Wagley /Jacob Dowden Telephone: 704-388-6006 or 704-386-5784 Fax: 704-409-0097 or 704-602-5741
E-mail:
kevin.r.wagley@bankofamerica.com jacob.dowden@bankofamerica.com

Operations Contact:
Bank of America, N.A.
901 Main Street, 14th Floor
Dallas, TX 75202
ATTN: Jacqueline Archuleta
Telephone: 214-209-2135
Fax: 214-290-8372
E-mail:
jacqueline.archuleta@bankofamerica.com

Bank of America, N.A.
100 North Tryon Street
Charlotte, NC 28255
ATTN: Kevin R. Wagley /Jacob Dowden Telephone: 704-388-6006 or 704-386-5784 Fax: 704-409-0097 or 704-602-5741
E-mail:
kevin.r.wagley@bankofamerica.com jacob.dowden@bankofamerica.com

Operations Contact:
Bank of America, N.A.
901 Main Street, 14th Floor
Dallas, TX 75202
ATTN: Jacqueline Archuleta
Telephone: 214-209-2135
Fax: 214-290-8372
E-mail:
jacqueline.archuleta@bankofamerica.com

Amendment No. 1 AESC Credit Agreement

SCHEDULE 1

TO THE CREDIT AGREEMENT

The Bank of Nova Scotia	42,130,299.90	38,830,072.98

The Bank of Nova Scotia
26/F One Liberty Plaza
New York, NY 10006 ATTN:Isabel Abella /Tim Finneran Tel: 212-225-5305
Fax: 212-225-5480
E-mail:
isabel_abella@scotiacapital.com tim_finneran@scotiacapital.com

Operations Contact:
The Bank of Nova Scotia
720 King Street West, 2nd Floor
Toronto, Ontario M5V 2T3
ATTN: Karen Lam / Clement Yu /
Tamara Mohan / Nicholas Maraj
Telephone: 212-225-5706 / 5705
E-mail:
karen_lam@scotiacapital.com clement_yu@scotiacapital.com tamara_mohan@scotiacapital.com

The Bank of Nova Scotia
26/F One Liberty Plaza
New York, NY 10006 ATTN:Isabel Abella /Tim Finneran
Tel: 212-225-5305
Fax: 212-225-5480
E-mail:
isabel_abella@scotiacapital.com tim_finneran@scotiacapital.com

Operations Contact:
The Bank of Nova Scotia
720 King Street West, 2nd Floor
Toronto, Ontario M5V 2T3
ATTN: Karen Lam /Clement Yu /Tamara Mohan / Nicholas Maraj
Telephone: 212-225-5706 / 5705
E-mail:
karen_lam@scotiacapital.com clement_yu@scotiacapital.com tamara_mohan@scotiacapital.com

SCHEDULE 1

TO THE CREDIT AGREEMENT

Scotiabanc, Inc.	0	38,956,975.23

Scotiabanc, Inc.
Suite 2700, 600 Peachtree St. N.E.
Atlanta, GA 30308
ATTN: William E. Zarrett or Jay Willson or Nicholas Maraj

Telephone: 404-877-1504 or
404-877-1515 or 212-225-5705
Fax: 404-888-8998 or 212-225-5709
E-mail:
william_zarrett@scotiacapital.com
james_willson@scotiacapital.com

Administrative Contact:
Scotiabanc, Inc.
Suite 2700, 600 Peachtree St. N.E.
Atlanta, GA 30308
ATTN: Anthony Millington or Phyllis Walker
Telephone: 404-877-1579 or
404-877-1552
Fax: 404-888-8998
E-mail:
anthony_millington@scotiacapital.com

Scotiabanc, Inc.
Suite 2700, 600 Peachtree St. N.E.
Atlanta, GA 30308
ATTN: William E. Zarrett or
Jay Willson or Nicholas Maraj
Telephone: 404-877-1504 or
404-877-1515 or 212-225-5705
Fax: 404-888-8998 or 212-225-5709
E-mail:
william_zarrett@scotiacapital.com
james_willson@scotiacapital.com

Administrative Contact:
Scotiabanc, Inc.
Suite 2700, 600 Peachtree St. N.E.
Atlanta, GA 30308
ATTN: Anthony Millington or Phyllis Walker
Telephone: 404-877-1579 or
404-877-1552
Fax: 404-888-8998
E-mail:
anthony_millington@scotiacapital.com

SCHEDULE 1

TO THE CREDIT AGREEMENT

Credit Suisse, Cayman Islands Branch	34,873,319.54	64,889,348.51	Credit Suisse, Cayman Islands Branch
Eleven Madison Avenue
New York, NY 10010
ATTN: Tom Cantello / Greg Richards / Ed Markowski
Telephone: 212-325-6865 or 212-538-1244 or 212-538-3380
Fax: 212-325-8321 or 917-326-8522 or 212-538-6851
E-mail:
thomas.cantello@credit-suisse.com
gregory.richards@credit-suisse.com	Credit Suisse, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010
ATTN: Tom Cantello / Greg Richards / Ed Markowski
Telephone: 212-325-6865 or 212-538-1244 or 212-538-3380
Fax: 212-325-8321 or 917-326-8522 or 212-538-6851
E-mail:
thomas.cantello@credit-suisse.com gregory.richards@credit-suisse.com

JPMorgan Chase Bank, N.A.	37,373,319.54	64,889,348.51

JPMorgan Chase Bank, N.A.
1111 Fannin 10th Floor
Houston, TX 77002

Primary Credit Contact:
JPMorgan Chase
270 Park Avenue, 4th
Floor New York City, NY 10017
ATTN: Michael J. DeForge Telephone: 212-270-1656
Fax: 212-270-3089
E-mail:
michael.j.deforge@jpmorgan.com

Operations Contact:
JPMorgan Chase Bank, N.A.
1111 Fannin 10th Floor
Houston, TX 77002
ATTN: Marshella Williams
Telephone: 713-427-5309
Fax: 713-427-6307
E-mail:
marshella.b.williams@chase.com

JPMorgan Chase Bank, N.A.
1111 Fannin 10th Floor
Houston, TX 77002

Primary Credit Contact:
JPMorgan Chase
270 Park Avenue, 4th Floor
New York City, NY 10017
ATTN: Michael J. DeForge
Telephone: 212-270-1656
Fax: 212-270-3089
E-mail:
michael.j.deforge@jpmorgan.com

Operations Contact:
JPMorgan Chase Bank, N.A.
1111 Fannin 10th Floor
Houston, TX 77002
ATTN: Marshella Williams
Telephone: 713-427-5309
Fax: 713-427-6307
E-mail:
marshella.b.williams@chase.com

SCHEDULE 1

TO THE CREDIT AGREEMENT

BNP Paribas	35,511,892.45	57,936,918.30

BNP Paribas
787 Seventh Avenue, 3rd Floor
New York, NY 10019
ATTN: Project Finance & Utilities
Telephone: 212-841-2845 / 2922
Fax: 212-841-2146
E-mail:
francis.delaney@americas.bnpparibas.com
manoj.khatri@americas.bnpparibas.com

Operations Contact:
BNP Paribas
919 Third Avenue
New York, NY 10019
ATTN: Project Finance & Utilities
Telephone: 212-471-6635
Fax: 212-471-6697
E-mail:
gabriel.candamo@americas.bnpparibas.com

Investor Address: 209 SOUTH LASALLE

SUITE 500

CHICAGO IL

FR-60604

Contact Key: OC4500AGY

Contact Name: LISA AU

Telephone #: 201-850-6657

Fax #: 201-850-4025

BNP Paribas
787 Seventh Avenue, 3rd
Floor New York, NY 10019
ATTN: Project Finance & Utilities
Telephone: 212-841-2845 / 2922
Fax: 212-841-2146
E-mail:
francis.delaney@americas.bnpparibas.com
manoj.khatri@americas.bnpparibas.com

Operations Contact:
BNP Paribas
919 Third Avenue
New York, NY 10019
ATTN: Project Finance & Utilities
Telephone: 212-471-6635
Fax: 212-471-6697
E-mail:
gabriel.candamo@americas.bnpparibas.com

Investor Address: 209 SOUTH LASALLE

SUITE 500

CHICAGO IL

FR-60604

Contact Key: OC4500AGY

Contact Name: LISA AU

Telephone #: 201-850-6657

Fax #: 201-850-4025

Goldman Sachs Credit Partners L.P.	22,841,261.63	24,015,746.50

Goldman Sachs Credit Partners L.P.
1 New York Plaza, 42nd Floor
New York, NY 10014

Primary Contact:
Goldman Sachs Credit Partners L.P.

30 Hudson Street, 17th Floor
Jersey City, NJ 07302
ATTN: Phillip Green / Kristen Renzulli
Telephone: 212-357-7570 / 9345
Fax: 212-357-4597
E-mail:
phillip.f.green@gs.com
kristen.renzulli@gs.com

Goldman Sachs Credit Partners L.P.

1 New York Plaza, 42nd Floor
New York, NY 10014

Primary Contact:
Goldman Sachs Credit Partners L.P.
30 Hudson Street, 17th Floor
Jersey City, NJ 07302
ATTN: Phillip Green or Kristen Renzulli
Telephone: 212-357-7570 / 9345
Fax: 212-357-4597
E-mail:
phillip.f.green@gs.com
kristen.renzulli@gs.com

SCHEDULE 1

TO THE CREDIT AGREEMENT

Barclays Bank PLC	10,341,261.63	38,624,612.21

Barclays Bank PLC
200 Park Avenue, 4th Floor
New York, NY 10166
ATTN: Nicholas Bell
Telephone: 212-412-4029
Fax: 212-412-7600
E-mail:
nicholas.bell@barcap.com

Administrative Contact:
Barclays Capital Services LLC
200 Cedar Knolls Road
Whippany, NJ 07981
ATTN: Erik Hoffman
Telephone: 973-576-3709
Fax: 973-576-3014
E-mail:
erik.hoffman@barcap.com

Barclays Bank PLC
200 Park Avenue, 4th Floor
New York, NY 10166
ATTN: Nicholas Bell
Telephone: 212-412-4029
Fax: 212-412-7600
E-mail:
nicholas.bell@barcap.com

Administrative Contact:
Barclays Capital Services LLC
200 Cedar Knolls Road
Whippany, NJ 07981
ATTN: Erik Hoffman
Telephone: 973-576-3709
Fax: 973-576-3014
E-mail:
erik.hoffman@barcap.com

Bayerische Landesbank	10,341,261.63	38,624,612.21

Bayerische Landesbank – New York Branch
560 Lexington Avenue
New York, NY 10022
ATTN: Stuart Schulman / Oliver Hildenbrand
Telephone: 212-230-9130 or 212-310-9855
Fax: 212-310-9995
E-mail:
sschulman@bayernlbny@.com
ohildenbrand@bayernlbny.com

Operations Contact:
Bayerische Landesbank – New York Branch
560 Lexington Avenue
New York, NY 10022
ATTN: Patricia Sanchez
Telephone: 212-310-9810
Fax: 212-310-9930
E-mail:
psanchez@bayernlbny.com

Bayerische Landesbank – New York Branch
560 Lexington Avenue
New York, NY 10022
ATTN: Stuart Schulman / Oliver Hildenbrand
Telephone: 212-230-9130 or 212-310-9855
Fax: 212-310-9995
E-mail:
sschulman@bayernlbny@.com
ohildenbrand@bayernlbny.com

Operations Contact:
Bayerische Landesbank – New York Branch
560 Lexington Avenue
New York, NY 10022
ATTN: Patricia Sanchez
Telephone: 212-310-9810
Fax: 212-310-9930
E-mail:
psanchez@bayernlbny.com

SCHEDULE 1

TO THE CREDIT AGREEMENT

Commerzbank AG, New York and Grand Cayman Branches	8,273,009.31	14,000,000.00

Commerzbank AG, New York
and Grand Cayman Branches
2 World Financial Center
New York, NY 10281
ATTN: Andrew Kjoller / Andrew Campbell / Irina Ziskina
Telephone: 212-266-7287 / 7528 / 7526 Fax: 212-266-7530
E-mail:
akjoller@cbkna.com
acampbell@cbkna.com

Operations Contact:
Commerzbank AG, New York
and Grand Cayman Branches
2 World Financial Center
New York, NY 10281
ATTN: Arun Gopal / Marsha Thomas
Telephone: 212-266-7774 / 7694
Fax: 212-298-8111
E-mail:
agopal@cbkna.com
mthomas@cbkna.com

Commerzbank AG, New York
and Grand Cayman Branches
2 World Financial Center
New York, NY 10281
ATTN: Andrew Kjoller / Andrew Campbell / Irina Ziskina
Telephone: 212-266-7287 / 7528 / 7526
Fax: 212-266-7530
E-mail:
akjoller@cbkna.com
acampbell@cbkna.com

Operations Contact:
Commerzbank AG, New York
and Grand Cayman Branches
2 World Financial Center
New York, NY 10281
ATTN: Arun Gopal / Marsha Thomas
Telephone: 212-266-7774 / 7694
Fax: 212-298-8111
E-mail:
agopal@cbkna.com
mthomas@cbkna.com

SCHEDULE 1

TO THE CREDIT AGREEMENT

Bayerische Hypo- und Vereinsbank AG, New York Branch	7,238,883.14	27,037,228.55

Bayerische Hypo-und Vereinsbank AG
New York Branch
150 East 42nd Street
New York, NY 10017
ATTN: Elizabeth A. Donahue / Joseph Geraghty / Michel Banker
Telephone: 212-672-6132 / 5694 /5709
Fax: 212-672-5523 / 5691
E-mail:
beth_donahue@hvbamericas.com
joseph_geraghty@hvbamericas.com

Operations Contact:
Bayerische Hypo-und Vereinsbank AG
New York Branch
150 East 42nd Street
New York, NY 10017
ATTN: Marguerite Gomes
Telephone: 212-672-6031 or 212-671-7596
Fax: 212-672-6024
E-mail: N/A

Bayerische Hypo-und Vereinsbank AG
New York Branch
150 East 42nd Street
New York, NY 10017
ATTN: Elizabeth A. Donahue / Joseph Geraghty / Michel Banker
Telephone: 212-672-6132 / 5694 /5709
Fax: 212-672-5523 / 5691
E-mail:
beth_donahue@hvbamericas.com
joseph_geraghty@hvbamericas.com

Operations Contact:
Bayerische Hypo-und Vereinsbank AG
New York Branch
150 East 42nd Street
New York, NY 10017
ATTN: Marguerite Gomes
Telephone: 212-672-6031 or 212-671-7596
Fax: 212-672-6024
E-mail: N/A

Bear Stearns Corporate Lending Inc.	6,204,756.98	23,174,767.32	Bear Stearns Corporate Lending Inc.
c/o: Bear, Stearns & Co. Inc.
383 Madison Avenue, 8th Floor
New York, NY 10179
ATTN: Evan Kaufman / Randall Trombley
Telephone: 212-272-0920 / 8871
Fax: 917-849-0792 or 212-272-9184
E-mail:
ekaufman@bear.com
rtrombley@bear.com	Bear Stearns Corporate Lending Inc.
c/o: Bear, Stearns & Co. Inc.
383 Madison Avenue, 8th Floor
New York, NY 10179
ATTN: Evan Kaufman / Randall Trombley
Telephone: 212-272-0920 / 8871
Fax: 917-849-0792 or 212-272-9184
E-mail:
ekaufman@bear.com
rtrombley@bear.com

SCHEDULE 1

TO THE CREDIT AGREEMENT

Union Bank of California, N.A.	12,670,630.82	19,312,306.10

Union Bank of California, N.A.
445 South Figueroa Street, 15th Floor
Los Angeles, CA 90071
ATTN: David Musicant / Chad Canfield / Susan Johnson
Telephone: 213-236-5023 / 6175 / 4125
Fax: 213-236-4096 / 5095
E-mail:
david.musicant@uboc.com
chad.canfield@uboc.com
susan.johnson@uboc.com

Operations Contact:
Union Bank of California, N.A.
1980 Saturn Street
Monterey Park, CA 91754
ATTN: Silvia Crux / Ruby Gonzales
Telephone: 323-720-2870 / 7055
Fax: 323-720-2252
E-mail:
silvia.crux@uboc.com
ruby.gonzales@uboc.com

Union Bank of California, N.A.
445 South Figueroa Street, 15th Floor
Los Angeles, CA 90071
ATTN: David Musicant / Chad Canfield / Susan Johnson
Telephone: 213-236-5023 / 6175 / 4125
Fax: 213-236-4096 / 5095
E-mail:
david.musicant@uboc.com
chad.canfield@uboc.com
susan.johnson@uboc.com

Operations Contact:
Union Bank of California, N.A.
1980 Saturn Street
Monterey Park, CA 91754
ATTN: Silvia Crux / Ruby Gonzales
Telephone: 323-720-2870 / 7055
Fax: 323-720-2252
E-mail:
silvia.crux@uboc.com
ruby.gonzales@uboc.com

SCHEDULE 1

TO THE CREDIT AGREEMENT

National City Bank of PA	5,170,630.82	19,312,306.10

National City Bank of PA

20 Stanwix Street [IDC] 25-193
Pittsburgh, PA 15222
ATTN: Susan B. Dimick / Brian V. Ciaverella / Gary Heckendorn
Telephone: 412-644-7726 / 8007 or 440-546-7398
Fax: 412-644-6224 or 440-546-7342

E-mail:
susan.dimmick@nationalcity.com
brian.ciaverella@nationalcity.com

Operations Contact:

National City Bank of PA

20 Stanwix Street IDC 25-191
Pittsburgh, PA 15222

ATTN: Coletta Gravener
Telephone: 412-644-8219
Fax: 412-644-7555

E-mail: coletta.gravener@nationalcity.com

National City Bank of PA

20 Stanwix Street [IDC] 25-193
Pittsburgh, PA 15222

ATTN: Susan B. Dimick / Brian V.
Ciaverella / Gary Heckendorn

Telephone: 412-644-7726 / 8007 or 440-546-7398

Fax: 412-644-6224 or 440-546-7342

E-mail:
susan.dimmick@nationalcity.com brian.ciaverella@nationalcity.com

Operations Contact:

National City Bank of PA

20 Stanwix Street IDC 25-191

Pittsburgh, PA 15222

ATTN: Coletta Gravener

Telephone: 412-644-8219

Fax: 412-644-7555

E-mail:
coletta.gravener@nationalcity.com

SCHEDULE 1

TO THE CREDIT AGREEMENT

Swiss Re Financial Products Corporation	5,170,630.82	19,312,306.10

Swiss Re Financial Products Corporation
55 East 52nd
Street New York, NY 10055
ATTN: Mark McCarthy / Bill Kramer

Telephone: 212-317-5272 / 5582

Fax: 212-317-5533
E-mail:
mark_mccarthy@swissre.com
bill_kramer@swissre.com

Operations Contact:
Swiss Re Financial Products Corporation
55 East 52nd Street
New York, NY 10055
ATTN: Dave Starr
Telephone: 212-317-5308
Fax: 212-317-5533
E-mail: dave_starr@swissre.com

Swiss Re Financial Products Corporation
55 East 52nd Street
New York, NY 10055
ATTN: Mark McCarthy / Bill Kramer
Telephone: 212-317-5272 / 5582
Fax: 212-317-5533
E-mail:
mark_mccarthy@swissre.com
bill_kramer@swissre.com

Operations Contact:
Swiss Re Financial Products Corporation
55 East 52nd Street
New York, NY 10055 ATTN: Dave Starr Telephone: 212-317-5308
Fax: 212-317-5533
E-mail: dave_starr@swissre.com

The Norinchukin Bank New York Branch	4,136,504.65	25,189,088.69

The Norinchukin Bank, New York Branch
245 Park Avenue, 29th Floor
New York, NY 10167
ATTN: Yuichiro Hara
Telephone: 212-808-4195
Fax: 212-697-5754
E-mail:
nycf2@nochubank.or.jp

Operations Contact:
The Norinchukin Bank, New York Branch
245 Park Avenue, 29th Floor
New York, NY 10167
ATTN: Irene Xu
Telephone: 212-949-7188
Fax: 212-6808-4188
E-mail:
nyop@nochubank.or.jp

The Norinchukin Bank, New York Branch
245 Park Avenue, 29th Floor
New York, NY 10167
ATTN: Yuichiro Hara
Telephone: 212-808-4195
Fax: 212-697-5754
E-mail:
nycf2@nochubank.or.jp

Operations Contact:
The Norinchukin Bank, New York Branch
245 Park Avenue, 29th Floor
New York, NY 10167
ATTN: Irene Xu
Telephone: 212-949-7188
Fax: 212-6808-4188
E-mail:
nyop@nochubank.or.jp

SCHEDULE 1

TO THE CREDIT AGREEMENT

Sovereign Bank	9,136,504.65	15,449,844.88

Sovereign Bank
75 State Street, MA1 SST 04-10
Boston, MA 02109
ATTN: Robert Lanigan
Telephone: 617-346-7384
Fax: 617-346-7350
E-mail: rlanigan@sovereignbank.com

Operations Contact:
Roxaine Ellison – Reading, PA
Telephone: 610-378-6677

Anna Cibenko
Telephone: 610-520-7096

Sovereign Bank
75 State Street, MA1 SST 04-10
Boston, MA 02109
ATTN: Robert Lanigan
Telephone: 617-346-7384
Fax: 617-346-7350
E-mail: rlanigan@sovereignbank.com

Operations Contact:
Roxaine Ellison – Reading, PA
Telephone: 610-378-6677

Anna Cibenko
Telephone: 610-520-7096

PNC Bank, National Association	13,102,378.49	6,717,761.76

PNC Bank, National Association
One PNC Plaza, 249 Fifth Avenue
Pittsburgh, PA 15222
ATTN: Dorothy Brailer / Dale Stan
Telephone: 412-762-3440 / 7867
Fax: 412-762-2571
E-mail:
dorothy.brailer@pnc.com dale.stan@pnc.com

Operations Contact:
PNC Bank, National Association 500 First Avenue Pittsburgh, PA 15222
ATTN: Courtnay Wilson
Telephone: 412-768-7236
Fax: 412-768-4586
E-mail: courtnay.wilson@pnc.com

PNC Bank, National Association
One PNC Plaza, 249 Fifth Avenue
Pittsburgh, PA 15222
ATTN: Dorothy Brailer / Dale Stan
Telephone: 412-762-3440 / 7867
Fax: 412-762-2571
E-mail:
dorothy.brailer@pnc.com dale.stan@pnc.com

Operations Contact:
PNC Bank, National Association
500 First Avenue
Pittsburgh, PA 15222
ATTN: Courtnay Wilson
Telephone: 412-768-7236
Fax: 412-768-4586
E-mail: courtnay.wilson@pnc.com

First Commercial Bank New York Agency	2,068,252.33	7,724,922.44	First Commercial Bank New York Agency 750 Third Avenue, 34th Floor New York, NY 10017 ATTN: Wayne Lu / June Won Telephone: 212-599-6868 Fax: 212-599-6133 E-mail: fcbloan@aol.com	First Commercial Bank New York Agency 750 Third Avenue, 34th Floor New York, NY 10017 ATTN: Wayne Lu / June Won Telephone: 212-599-6868 Fax: 212-599-6133 E-mail: fcbloan@aol.com

The Sumitomo Trust and Banking Co., Ltd., New York Branch	1,654,601.86	6,179,937.95	The Sumitomo Trust and Banking Co., Ltd., New York Branch
527 Madison Avenue
New York, NY 10022
ATTN: Lindsay Drogin / Elizabeth Quirk / Charlotte Yung
Telephone: 212-418-4881 or 212-326-0553 or 212-326-0631
Fax: 212-326-0564 or 212-418-4899
E-mail:
lindsay.drogin@sumitomotrust.co.jp elizabeth.quirk@sumitomotrust.co.jp	The Sumitomo Trust and Banking Co., Ltd., New York Branch
527 Madison Avenue
New York, NY 10022
ATTN: Lindsay Drogin / Elizabeth Quirk / Charlotte Yung
Telephone: 212-418-4881 or 212-326-0553 or 212-326-0631
Fax: 212-326-0564 or 212-418-4899
				E-mail: lindsay.drogin@sumitomotrust.co.jp elizabeth.quirk@sumitomotrust.co.jp

Wells Fargo Bank, National Association	30,000,000.00	0

Address: Sixth & Marquette, 3rd floor,
Minneapolis, MN 55479

ATTN: Patrick McCue / Keith Luettel

Tel: 612-667-0700 / 612-667-4747

Fax: 612- 667-2276

E-mail:

Patrick.McCue@wellsfargo.com

Keith.R.Luettel@wellsfargo.com

Address: Sixth & Marquette, 3rd floor, Minneapolis, MN 55479

ATTN: Patrick McCue / Keith Luettel

Tel: 612-667-0700 / 612-667-4747

Fax: 612- 667-2276

E-mail:

Patrick.McCue@wellsfargo.com

Keith.R.Luettel@wellsfargo.com

Morgan Stanley Bank	20,000,000.00	0

One Pierrepont Plaza 7th Floor

300 Cadman Plaza West

Brooklyn, NY 11201

Erma Dell’Aquila / Edward Henley

Tel: 718-754-7286/7285

Fax: 718-754-7249/7250

Email:

Erma.Dell’aquila@morganstanley.com

Edward.Henley@morganstanley.com

One Pierrepont Plaza 7th Floor

300 Cadman Plaza West

Brooklyn, NY 11201

Erma Dell’Aquila / Edward Henley

Tel: 718-754-7286/7285

Fax: 718-754-7249/7250

Email:

Erma.Dell’aquila@morganstanley.com

Edward.Henley@morganstanley.com

Amendment No. 1 AESC Credit Agreement

Commerzbank AG	0	91,715,152.60	Investor Address: CORPORATE CENTER AT RYE 555 THEODORE FRENND AVE SUITE 200 RYE, NY 10580 DE-10580 Contact Key: OC0421AGY Contact Name: ARUN GOPAL Telephone #: 212-266-7774 Fax #: 212-298-8111	Investor Address: CORPORATE CENTER AT RYE 555 THEODORE FRENND AVE SUITE 200 RYE, NY 10580 DE-10580 Contact Key: OC0421AGY Contact Name: ARUN GOPAL Telephone #: 212-266-7774 Fax #: 212-298-8111

Royal Bank of Canada	0	5,798,182.50	Investor Address: 71 QUEEN VICTORIA STREET LONDON UNITED KINGDOM CA- Contact Key: OC222 Contact Name: Suzanne Kaicher Telephone #: 212-428-6324 Fax #: 212-428-2319	Investor Address: 71 QUEEN VICTORIA STREET LONDON UNITED KINGDOM CA- Contact Key: OC222 Contact Name: Suzanne Kaicher Telephone #: 212-428-6324 Fax #: 212-428-2319

United Overseas Bank Ltd.	0	9,739,243.81	Investor Address: 2 PENNS WAY US- Contact Key: OC2899AGY Contact Name: MARIO SHENG Telephone #: 212-382-0088 EXT 20 Fax #: 212-382-1881	Investor Address: 2 PENNS WAY US- Contact Key: OC2899AGY Contact Name: MARIO SHENG Telephone #: 212-382-0088 EXT 20 Fax #: 212-382-1881

Dresdner Bank AG, New York	0	15,500,000.00	Investor Address: 75 WALL STREET NEW YORK NY 10005-2889 DE-10005-2889 Contact Key: OC0235AGY Contact Name: JOYANNA DENNIS Telephone #: 212-895-6441 Fax #: 212-895-6965	Investor Address: 75 WALL STREET NEW YORK NY 10005-2889 DE-10005-2889 Contact Key: OC0235AGY Contact Name: JOYANNA DENNIS Telephone #: 212-895-6441 Fax #: 212-895-6965

Amendment No. 1 AESC Credit Agreement

Morgan Stanley Senior Funding Inc.	0	500,000.00	Investor Address: 1585 BROADWAY 10TH FLOOR NEW YORK US-10036 Contact Key: OC0405AGY Contact Name: GEZ JORDAN Telephone #: 718-754-7422 Fax #: 718-233-2140	Investor Address: 1585 BROADWAY 10TH FLOOR NEW YORK US-10036 Contact Key: OC0405AGY Contact Name: GEZ JORDAN Telephone #: 718-754-7422 Fax #: 718-233-2140

Bank of East Asia Ltd.	0	5,000,000.00	Investor Address: 202 CANAL STREET NEW YORK, NY 10013 US-10013 Contact Key: OC0100AGY Contact Name: CINDY CHAN Telephone #: 212-238-8255 Fax #: 212-219-3188	Investor Address: 202 CANAL STREET NEW YORK, NY 10013 US-10013 Contact Key: OC0100AGY Contact Name: CINDY CHAN Telephone #: 212-238-8255 Fax #: 212-219-3188

Rabo Capital Services Inc.	0	20,000,000.00	Investor Address: 245 PARK AVENUE US-10167 Contact Key: OC0123AGY Contact Name: KATHRYN KIMMER FCS Telephone #: 972-560-5304 Fax #: 214-291-4266	Investor Address: 245 PARK AVENUE US-10167 Contact Key: OC0123AGY Contact Name: KATHRYN KIMMER FCS Telephone #: 972-560-5304 Fax #: 214-291-4266

TOTAL:	400,000,000.00	747,000,000.00

Amendment No. 1 AESC Credit Agreement